Earnings Conference Call Earnings Conference Call July 26, 2011 July 26, 2011 (PBNY) Exhibit 99.2

We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting us that are forward-looking statements within the meaning of the Private
Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe”, “expect”, “anticipate", “intend", “outlook", “estimate", “forecast", “project” and other similar words and expressions.
These statements are based on the current beliefs and expectations of management. Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties, and assumptions.  These risks and uncertainties include among others:
changes in market interest rates and general and regional economic conditions; changes in government regulations; changes in the value of goodwill and intangible assets; changes in the quality or composition of the loan and investment portfolios; potential breaches of information security, competition from banks and non-banking companies; and other factors discussed in the documents filed by us with the Securities and Exchange Commission from time to time.  These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.
Forward-looking
Forward-looking
Statements
Statements

Provident Bank Investment Profile
Provident Bank Investment Profile
Attractive Regional Market
Low Cost, Longer Duration Funding Sources
Strong Capital and Liquidity
Credit Quality
Expandable Operating Platform
Positioning Relative to Competitors

Third Quarter Result Summary
Third Quarter Result Summary
Quarterly earnings of $1.9 MM vs. $4.8 MM last year and $3.6
MM last quarter
Diluted EPS of $0.05 per share
Net Interest Margin of 3.70% vs. 3.68% last quarter
Enhanced Commercial Loan Production
$125.5 MM in originations
Commercial pipeline at historical highs
Credit metrics
Substandard and special mention decline of $13.1 MM
NPL increased by $10.9 MM resulting from a previously classified performing
TDR into non-accrual

Earning Assets and Loan Yields-
Earning Assets and Loan Yields-
Last Five Quarters
Last Five Quarters
6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 YOY
6/10
6/11
Linked
Quarters
Earning
Asset Yield
4.87% 4.67% 4.54% 4.51% 4.50% Down 37 Down 1
Loan Yields 5.68% 5.48% 5.47% 5.40% 5.41% Down 27 Up 1
Investment
Yield and Other
Earning Assets
3.45% 3.16% 2.82% 2.91% 2.87% Down 58 Down 4
Cost of Funds 1.00% 0.97% 0.93% 0.86% 0.83% Down 17 Down 3
Total Deposits 0.37% 0.34% 0.32% 0.31% 0.29% Down 8 Down 2
Borrowings 3.63% 3.53% 3.49% 3.58% 3.67% Up 4 Up 9
NIM 3.91% 3.75% 3.66% 3.68% 3.70% Down 21 Up 2

Loan Balance Sheet / Originations
Loan Balance Sheet / Originations
BALANCES
3Q10 2Q11 3Q11 % LINKED YOY
C&I 129,314 122,769 124,345 1% -4%
CRE 469,075 540,402 566,395 5% 21%
ADC 227,521 205,593 193,312 -6% -15%
CBL 195,303 184,356 179,299 -3% -8%
Total
Commercial 1,021,213 1,053,120 1,063,351 1% 4%
Consumer 240,364 227,391 226,518 -0.4% -6%
Residential 444,160 401,309 395,403 -1% -11%
Total 1,705,737 1,681,820 1,685,272 0.2% -1%
ORIGINATIONS
3Q10 2Q11 3Q11 % LINKED YOY
C&I 25,682 21,468 24,466 14% -5%
CRE 54,538 42,029 63,140 50% 16%
ADC 32,196 10,558 25,012 137% -22%
CBL 18,052 13,566 12,835 -5% -29%
Total
Commercial 130,468 87,621 125,453 43% -4%
Consumer 13,435 13,604 13,550 0% 1%
Residential 13,513 16,209 9,345 -42% -31%
Total 157,416 117,434 148,348 26% -6%

Core Deposit Growth
Core Deposit Growth
3Q10 4Q10 1Q11 2Q11 3Q11
QTR
% Growth
YOY
% Growth
Retail Trans 307,673 279,283 318,514 327,674 329,793 0.65% 7.19%
Comm Trans 289,226 311,322 322,952 308,746 309,550 0.26% 7.03%
Muni Trans (1) 110,541 107,904 123,097 137,794 129,435 -6.07% 17.09%
Total Trans 707,440 698,509 764,563 774,214 768,778 -0.70% 8.67%
Savings 404,810 427,286 399,472 420,775 428,120 1.75% 5.76%
MMDA (2) 128,068 130,190 135,274 139,097 136,328 -1.99% 6.45%
Total 1,240,318 1,255,985 1,299,309 1,334,086 1,333,226 -0.06% 7.49%
% Core Deposits 65% 65% 65.60% 64.00% 63.55%
(1) Excludes municipal tax deposits
(2) Excluding Power and Premium MMDA and wholesale deposits, municipal

Strong Capital Position
Strong Capital Position
9/10 12/10 3/11 6/11
Tier 1 Leverage 8.43% 8.89% 9.1% 8.8%
Total RBC Ratio 13.3% 13.9% 13.9% 13.5%
Tangible
Capital/Tangible
Assets
9.33% 9.20% 9.31% 9.37%
Tangible Book
Value per Share
$6.96 $6.69 $6.74 $6.93

Non-Performing Loan Trend by Category
Non-Performing Loan Trend by Category
(Non-accrual and past due 90 days)
(Non-accrual and past due 90 days)
0
10000
20000
30000
40000
50000
60000
9/30/2009 9/30/2010 12/31/2010 3/31/2011 6/30/2011
Consumer
Residential
C&I
CRE
ADC

Credit Quality
Year Ended
9/30/09
Year Ended
9/30/10 1Q11 2Q11 3Q11
Thrift Bank
Non-performing loans to
total loans
Net charge-offs to
average loans (1)
Loan loss reserve to total loans 1.76% 1.81% 1.83% 1.79% 1.74% 1.34% 1.53%
Non-performing assets & OREO
to total assets
Special Mention (MM) $36.9 $37.9 $63.7 $27.1 $24.1
Substandard/Doubltful (MM) $89.9 $130.7 $114.6 $113.9 $103.8
* Source: SNL
(1) Annualized
2.21%
0.71%
81%
1.46%
Peer As Of 3/31/11
1-5B MidAtlantic*
2.38% 2.85%
1.03%
61%
1.79%
1.55%
1.66% 1.48%
0.34% 0.37%
40% 71%
1.02% 1.35% 0.93%
Loan loss reserve to non-performing loans
0.62%
3.07% 1.58%
0.57%
115% 114%
2.13%
0.45%
86%

Provident Bank Imperatives
Provident Bank Imperatives
Continue to improve credit metrics
Significantly improve efficiency levels
Grow revenue and earnings by expanding
client acquisitions
Overall Objective:
Become a Consistent Top Tier Performing Bank

Strategic Framework
Strategic Framework
Focus on high value client segments
Expand delivery channels and distribution to
increase client acquisitions
Execute effectively – create a highly
productive performance culture
Proactively Manage Enterprise Risk

(PBNY)